AVEO 4Q12 Results Conference Call and Tivozanib Update February 13, 2013 1 Exhibit 99.1

Forward-Looking Statements
This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,”
“expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,”
“should,” “continue,” “contemplate,” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: the potential therapeutic advantages and benefits of tivozanib; the timing and results of our ongoing clinical trials; and the potential of tivozanib to obtain regulatory approval and enter the advanced renal cell cancer market.
Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements we make due to a number of important factors, including risks and uncertainties relating to: our ability to successfully develop, test and gain regulatory approval of our product candidates, including  regulatory approval of tivozanib to treat advanced renal cell cancer; our ability to obtain, maintain and enforce intellectual property rights;
competition; our dependence on our alliance partners and other third parties; our ability to obtain necessary financing; adverse economic conditions; and those risk factors discussed in the “Risk
Factors” and elsewhere in our Current Report on Form 8-K that was filed with the Securities and
Exchange Commission  (“SEC”) on January 16, 2013, and other periodic filings we make with the
SEC.  All forward-looking statements contained in this presentation speak only as of the date of this presentation, and we undertake no obligation to update any of these statements, except as required by law.
2

Tivozanib Update: Bill Slichenmyer, MD Chief Medical Officer February 13, 2013 3

Key Eligibility Criteria:
• Advanced RCC
• Clear cell histology
• Measurable disease
• Prior nephrectomy
• 0–1 prior therapy for mRCC
• No prior VEGF or mTOR therapy
• ECOG PS 0–1
RANDOMIZE
1:1
Tivozanib 1.5 mg/day PO, 3 weeks on/1 week off (n=260)
Sorafenib 400 mg PO bid, continuous (n=257)
Progression
Optional crossover to tivozanib via separate protocol
Stratification Factors:
• Geographic region
• Prior treatments for mRCC
• Number of metastatic sites/organs

TIVO-1: Phase 3 Superiority Study of Tivozanib vs. Sorafenib as First-line Targeted Therapy for Advanced RCC 4

Overall
TIVO-1 Primary Endpoint: PFS by Independent Review
Treatment Naïve for Metastatic RCC
n Median PFS (95% CI) HR
P
Value
Tivozanib 260 11.9 mos (9.3-14.7)
0.797 0.042
Sorafenib 257 9.1 mos (7.3-9.5)
n Median PFS (95% CI) HR
P
Value
Tivozanib 181 12.7 mos (9.1-15.0)
0.756 0.037
Sorafenib 181 9.1 mos (7.3-10.8)
CI=confidence interval; HR= hazard ratio
Motzer, et al., ASCO 2012
5
0 5 10 15 20
0
20
40
60
80
100
0
20
40
60
80
100
0 5 10 15 20
Time (months) Time (months)

% of patients

% of patients

% of Patients
Dose Reductions*
Dose Interruptions*
Discontinuations**

February 12, 2013 6
• >1,000 subjects treated with tivozanib
• Lower rates than sorafenib for common adverse events and dose modifications
• Rate of fatal AEs consistent with reports from past pivotal RCC trials
Dose Adjustments
Motzer, et al., ASCO 2012 *
Due to AE’s
**Due to treatment-related AE’s
Tivozanib Safety Profile
44
25
34
17
0
5
10
15
20
25
30
35
40
45
50
All Grades Grades 3/4
Treatment Emergent Hypertension
tivozanib
sorafenib
2 2
5
17
6
4
0
2
4
6
8
10
12
14
16
18
20
Hand-Foot
Syndrome
Diarrhea Fatigue
Other Common Treatment Emergent  AEs
(Grades 3/4 )
tivozanib
sorafenib
12
18
4
43
35
5
0
5
10
15
20
25
30
35
40
45
50
tivozanib
sorafenib

Overall Survival • Overall Survival (OS) is secondary endpoint in TIVO-1 • Results from interim analysis were disclosed in May 2012 7

2013 ASCO GU Symposia: TIVO-1 Data Presentations 8

Five Posters to be Presented at ASCO GU
1. Overall Survival in TIVO-1: Motzer et al.
Title: Overall Survival Results from a Phase 3 Study of Tivozanib Hydrochloride vs
Sorafenib in Patients with Renal Cell Carcinoma
Abstract   : 350
2. Tivozanib in 2 Line Following Sorafenib: Motzer et al.
Title: Efficacy and Safety Data from Patients with Advanced Renal Cell Cancer Treated with Tivozanib Hydrochloride After Progression on Sorafenib
Abstract   : 364
3. Subgroup Analyses from TIVO-1: Hutson et al.
Title: Subgroup Analyses of a Phase 3 Trial Comparing Tivozanib Hydrochloride vs
Sorafenib as Initial Targeted Therapy for Patients with Metastatic Renal Cell Carcinoma
Abstract   : 354
4. Quality of Life Results from TIVO-1: Cella et al.
Title: Treatment Benefit of Tivozanib Hydrochloride versus Sorafenib on Health-Related
Quality of Life among Patients with Advanced/Metastatic Renal Cell Carcinoma
Abstract   : 355
5. Hypoxia Signature and Tivozanib Activity: Robinson et al.
Title: Relationship of Hypoxia Signature with Variant Subgroup of Clear Cell Renal Cell
Carcinoma (ccRCC) and its Association with Clinical Activity on Tivozanib Hydrochloride
Abstract   : 361
9
nd
#
#
#
#
#

Overall Survival in TIVO-1: Motzer et al. Abstract #350 10

11
Protocol-Specified, Final OS Analysis
Final OS analysis conducted, per protocol, at two years following last patient enrolled (August 2012)
0.4% 8.3% 15% 21% 28% 37% 43% 48% 53% 57% 59% 61% 67% 58% 100%
% of control arm
pts crossed over
to tivozanib
Time (months)

Randomized to tivozanib arm (n=260)

Still on randomized treatment
27% (n=71)
Discontinued initial therapy 73% (n=189)
64%
18%
10%
8%
VEGF (n=18)
mTOR (n=16)
No therapy (n=121)
Other* (n=34)

Randomized to sorafenib arm (n=257)

Still on randomized treatment
12% (n=31)
Discontinued initial therapy 88% (n=226)
3%
26%
70% (156 of 158 patients received tivozanib)
2%
VEGF (n=158)
mTOR (n=4)
No therapy (n=58)
Other* (n=6)

Use of Next-Line Treatments 12 *Other includes radiotherapy, cytokine or other therapy

100
80
60
40
20
0
% survival
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32
Time (months)
Median OS (95% CI)
HR
P value
2-year survival, %
Tivozanib arm
NR
0.503
0.195
73 (54–91)
Control arm
NR
60 (37–83)

OS in Patients from North America/Western Europe 13

Randomized to tivozanib arm (n=22)

Still on randomized treatment
32% (n=7)
Discontinued initial therapy 68% (n=15)
40%
13%
13%
33%
VEGF (n=5)
mTOR (n=2)
No therapy (n=2)
Other* (n=6)

Randomized to sorafenib arm (n=18)

Still on randomized treatment
6% (n=1)
Discontinued initial therapy 94% (n=17)
0%
18%
65%
18%
VEGF (n=11)
mTOR (n=3)
No therapy (n=3)
Other* (n=0)
10 of 11 patients received tivozanib

Use of Next-line Therapies in North America/Western Europe 14 *Other includes radiotherapy, cytokine or other therapy

Next-line Therapy and Overall Survival Motzer, et al. Abstract #350, continued 15

Comparisons of Subgroups who Received Comparable
Next-line Therapy
• Multiple factors limit validity of comparisons in the following
Kaplan-Meier displays, including
– Exploratory analyses conducted post-hoc
– Patients are classified in these subgroups based on decisions about next-line therapy, which are potentially biased
– Small subsets leading to imprecise survival estimates
16

% survival
100
80
60
40
20
0
Time (months)
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 32
Tivozanib
n=192
Sorafenib
n=89
Median OS (95% CI)
2-year survival, % (95% CI)
Still on tivozanib or no next-line therapy
NR
56 (48–63)
Still on sorafenib or no next-line therapy
NR
54 (43–65)

Subset of Patients Who Have Received No 2 -Line Therapy: “1 vs 1” HR=0.917 P 17 “1 vs 1 treatment” =0.662 nd

100
80
60
40
20
0
% survival
0
2
4
6
8
10
12
14
16
18
20
22
24
26
28
30
Time (months)
Tivozanib arm → VEGF therapy (n=18)
Control arm → VEGF therapy (n=158, with 156 receiving next-line tivozanib)
Control
Tivozanib
2-year survival, % (95% CI)
55 (31–78)
63 (56–71)

OS Analysis of “2 vs 2” Lines of Treatment: Next-line VEGF Treatment Only 18 HR=1.37 % of patients with next-line anti-VEGF therapy 70% anti-VEGF 10% anti-VEGF P =0.382

100
80
60
40
20
0
% survival
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Time (months)
Tivozanib arm → Any anticancer therapy (n=68)
Control arm → Any anticancer therapy (n=168, with 156 receiving next-line tivozanib)
Control
Tivozanib
2-year survival, % (95% CI)
50 (38–62)
64 (56–71)

OS Analysis of “2 vs 2” Lines of Treatment: Any Anticancer Treatment 19 HR=1.58 P =0.027 % of patients with next-line other/VEGF/mTOR therapy 18% other 10% VEGF 8% mTOR 3% other 70% VEGF 2% mTOR

Tivozanib in 2 Line Following Sorafenib: Motzer et al. Abstract #364 20 nd

Change From Baseline for Target Lesions
(Investigator Assessment)
21
141 patients had measurable disease at baseline and at least one subsequent scan
*9 additional unconfirmed responses
ORR (confirmed + unconfirmed) = 19%
Overall Response Rate (confirmed)* = 13%

100
90
80
70
60
50
40
30
20
10
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Time (months)

100
90
80
70
60
50
40
30
20
10
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26
Time (months)

PFS and OS for Patients Receiving Tivozanib after Progression on Sorafenib Median PFS = 8.4 months 95% CI: 5.5-12.4 Median OS = 19.6 months 95% CI: 14.1-NA tivozanib % PFS % OS 22 tivozanib

Subgroup Analyses from TIVO-1: Hutson et al. Abstract #354 23

Tivozanib n	Sorafenib n
Pre-specified	North America/Western Europe	22	18
	Central/Eastern Europe	229	228
	ECOG Score 0	116	139
	ECOG Score 1	144	118
	No prior systemic therapy	181	181
	1 prior systemic therapy	78	76
Exploratory	MSKCC intermediate[a]	173	160
	MSKCC favorable[a]	70	87
	Heng intermediate[a]	137	152
	Heng favorable[a]	41	45
	Organ involvement single[b]	76	88
	Organ involvement ≥2[b]	184	169
	SBP ≤140 mm Hg on study	144	140
	SBP >140 mm Hg on study	115	116
	DBP ≤90 mm Hg on study	158	169
	DBP >90 mm Hg on study	101	87

0.2
0.5
1.0
1.5
2.0
2.5
Favors tivozanib
Hazard ratio
Favors sorafenib

Forest Plot of PFS Hazard Ratios by Independent
Radiological Review Assessment
24
a MSKCC and Heng “poor” prognostic subgroups too small to estimate HR; therefore exclude
b By independent radiological review assessment

% PFS
100
80
60
40
20
0
0
5
10
15
20
N
Median PFS (95% CI)
HR
P value
Tivozanib arm
181
12.7 (9.1–15)
0.756
0.037
Sorafenib arm
181
9.1 (7.3–10.8)

% PFS
100
80
60
40
20
0
0
5
10
15
20
N
Median PFS (95% CI)
HR
P value
Tivozanib arm
78
11.9 (8.0–16.6)
0.877
0.520
Sorafenib arm
76
9.1 (7.2–11.1)

PFS by Prior Treatment History Time (months) Time (months) No prior systemic therapy for metastatic disease One prior systemic therapy for metastatic disease 25

N Median PFS (95% CI) HR P value
Tivozanib arm 22 NR (9–NA) 0.335 0.020
Sorafenib arm 18 8.5 (3.6–10.8)
100
80
60
40
20
0
0
5
10
15

100
80
60
40
20
0
N Median PFS (95% CI) HR P value
Tivozanib arm 229 11.3 (9.1–14.6) 0.836 0.129
Sorafenib arm 228 9.2 (7.3–10.9)
0
5
10
15
20

PFS in North America/Western Europe and Central Europe Time (months) Time (months) Central / Eastern Europe North America / Western Europe 26

27
ECOG Score 0
ECOG Score 1
Time (months)
Time (months)
0
20
40
60
80
100
0
20
40
60
80
100
0 5 10 15 20
0 5 10 15 20
Tivozanib arm 116 14.8 (11.3–NR)
N Median PFS (95% CI) HR P value
0.617 0.004
Sorafenib arm 139 9.1 (7.5–11)
Tivozanib arm 144 9.1 (7.5–12.9)
N Median PFS (95% CI) HR P value
0.920 0.588
Sorafenib arm 118 9 (7.2–10.9)
PFS by ECOG Performance Status Score

100
80
60
40
20
0
% PFS
N
Median PFS (95% CI)
HR
P value
Tivozanib arm
70
16.7 (13–NA)
Sorafenib arm
87
10.7 (9–16.5)
0.590
0.018
0
5
10
15
20

100
80
60
40
20
0
% PFS
N
Median PFS (95% CI)
HR
P value
Tivozanib arm
170
9.4 (8.2–13)
Sorafenib arm
160
7.4 (7.1–9.2)
0.786
0.076
0
5
10
15
20

PFS by MSKCC Favorable or Intermediate Score Time (months) Time (months) MSKCC intermediate MSKCC favorable MSKCC “poor” prognostic subgroup too small to estimate HR, therefore excluded 28

On Study BP and PFS
29
On-study BP, mm Hg
Tivozanib Sorafenib
mPFS (95% CI) n mPFS (95% CI) n P value
SBP 140 9.0 (7.2–11.3) 144 5.8 (5.5–9.0) 140 0.142
SBP >140 16.7 (12.9–18.3) 115 11.1 (9.2–14.7) 116 0.076
DBP 90 9.1 (7.5–12.7) 158 7.3 (5.7–9.1) 169 0.156
DBP >90 18.3 (12.9–NA) 101 11.0 (9.3–16.4) 87 0.154

Quality of Life Results from TIVO-1: Cella et al. Abstract #355 30

Total cohort
HRQoL improvement from baseline (%)
100
80
60
40
20
0
Tivozanib (n=258)
Sorafenib (n=251)
0.29
<0.01
0.54
0.73
0.52
0.52
FACT-G
PWB
FWB
EWB
SWB
FKSI-DRS
QoL domain

More Patients Experience Health-related QOL Improvement
on Tivozanib than on Sorafenib Across Most QOL Domains
31
• Numeric differences favoring tivozanib were observed regarding improvement rates across all subgroups and HRQoL scores, except Social Well Being (SWB).
• Statistically significant difference in rates of improvement was observed in the Physical Well Being
(PWB) score for the total cohort with a consistent trend across several subgroups.

Conclusions
• Primary endpoint (PFS superiority) met in TIVO-1, and favorable safety profile demonstrated
• Final overall survival (secondary endpoint) results reported
– OS medians OS are 28.8 and 29.3 months in the tivozanib and comparator arms, respectively; Hazard Ratio is 1.25 with p-value of
0.105
– Numerically longer OS observed in comparator arm associated with higher rate of use of active next-line therapy, predominantly tivozanib as crossover therapy after progression on sorafenib
• In patients who progressed on sorafenib and then received
tivozanib, median PFS of 8.4 months observed
– Tumor regression observed in 74% leading to ORR of 13%
• PFS benefit for tivozanib over sorafenib consistent across numerous subsets
• More patients experienced Health-Related QOL improvement on tivozanib than on sorafenib across most QOL domains
32

AVEO 4Q12 Results Conference Call and Tivozanib Update February 13, 2013 33